North Square Tactical Allocation Fund

(formerly North Square Tactical Growth Fund)

TICKER: Class A: ETFAX; Class C: ETFCX; Class I: ETFOX

Summary Prospectus

September 28, 2026

Before you invest, you may want to review the North Square Tactical Allocation Fund’s (formerly North Square Tactical Growth Fund) (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You may also obtain this information at no cost by calling 1-855-551-5521 or by e-mail at info@northsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the North Square Tactical Allocation Fund (formerly North Square Tactical Growth Fund) (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.05%		1.05%		1.05%
Distribution (12b-1) and/or Service Fees		0.25%		1.00%		None
Other Expenses		0.23%		0.24%		0.24%
Shareholder Service Fee	0.09%		0.10%		0.10%
All Other Expenses	0.14%		0.14%		0.14%
Acquired Fund Fees and Expenses[3]		0.16%		0.16%		0.16%
Total Annual Fund Operating Expenses[4]		1.69%		2.45%		1.45%
Fees Waived and/or Expenses Reimbursed		0.02%		0.01%		0.01%
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses[5]		1.71%		2.46%		1.46%

[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C shares purchases that are redeemed in whole or in part within 12 months of purchase.
[3]	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
[4]	The Total Annual Fund Operating Expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
[5]	North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under Rule 12b-1 Distribution Plan) do not exceed 1.30%, 1.30% and 1.30% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively (“Expense Limitation Agreement”). The Expense Limitation Agreement is in effect until September 30, 2027, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. During the fiscal year ended May 31, 2026, the Adviser recouped previous fee reductions of $20,362, $3,588, and $35,425 from the Fund’s Class A shares, Class C shares, and Class I shares, respectively.

Summary Prospectus	2	North Square Tactical Allocation Fund

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$739	$1,079	$1,442	$2,460
Class C shares	$349	$764	$1,306	$2,787
Class I shares	$149	$460	$793	$1,736

For the share class listed below, you would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$249	$764	$1,306	$2,787

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, the Adviser has selected CSM Advisors, LLC (“CSM” or the “Sub-Adviser”), an affiliate of, and under common control with, the Adviser, to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

To achieve its investment objective, the Fund invests primarily in actively managed or index-based exchange-traded funds (“ETFs”), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance (collectively, “Fund Investments”) that the Sub-Adviser believes have the potential for capital appreciation. The Fund’s investment strategy, which utilizes a Sharpe Ratio approach, will emphasize growth style investing, but Fund Investments may also at times have value characteristics.

In allocating the Fund’s assets, the Sub-Adviser uses a proprietary quantitative research process to determine current risk in the broad equity markets, as well as to determine the Fund’s:

●	optimum cash position;

●	weighting between the value and growth segments of the market;

●	sector and industry allocation; and

●	domestic and international exposure.

The Sub-Adviser generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios. To participate in markets and market sectors, the Sub-Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Sub-Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

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The Sub-Adviser retains the flexibility to allocate among equity or fixed-income Fund Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating, including investment grade and high yield, non-investment grade fixed income securities (commonly known as “junk bonds”)). The mix of fixed income and equity Fund Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions. The Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Fund may invest in options or futures positions for speculative purposes, when the Sub-Adviser determines that they provide a more efficient way to increase or reduce the Fund’s overall exposure to an industry or sector than buying or selling other Fund Investments, or to hedge against risks of investments in the Fund’s portfolio or markets generally. In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Fund’s total assets.

The Fund may at times hold all or a portion of its assets in cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions (“Cash Positions”), either due to pending investments or when investment opportunities are limited.

The Sub-Adviser generally sells a security under one or more of the following conditions:

●	the security reaches the Sub-Adviser’s appraised value;

●	there is a more attractively priced Fund Investment or other security as an alternative;

●	the optimum Cash Position has changed based on the Sub-Adviser’s quantitative research;

●	the weighting between the value and growth segments of the market have changed based on the Sub-Adviser’s quantitative research;

●	the weighting between sector and industry allocations have changed based on the Sub-Adviser’s quantitative research; or

●	the weighting between domestic and international exposure have changed based on the Sub-Adviser’s quantitative research.

Principal Risks of Investing

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Management and Strategy Risk, Investment Companies Risk, Market Risk, Sector Focus Risk, Equity Risk, Growth-Oriented Investment Strategies Risk, Commodity Risk, Currency Risk, Foreign Investment Risk, Fixed Income Securities Risk, Interest Rate Risk, Credit Risk, Liquidity Risk, High Yield (“Junk”) Bond Risk, Large-Cap-Sized Company Risk, Small Cap and Mid Cap-Sized Company Risk, and U.S. Government Securities Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or the Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, issuer, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or the Sub-Adviser in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments. To the extent that the Fund invests a significant percentage of its assets in any one underlying fund, the Fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

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Investment Companies Risk. The Fund may invest in investment companies, such as ETFs and mutual funds (including other funds managed or sub-advised by the Adviser or its affiliates). Any such investment generally will reflect the risks of owning the underlying securities the investment company holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment companies directly. Investing in investment companies involves additional expense based on the Fund’s pro rata share of other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An ETF may also trade at a discount to its net asset value. In addition, the Fund may invest in underlying funds that invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. The Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which the Fund invests, including, but not limited to, derivatives, currencies and leverage risk.

The Fund may invest in affiliated underlying funds managed by the Adviser, Sub-Adviser, or their affiliates. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because, among other reasons, the fees paid to it by affiliated underlying funds may be higher than the fees paid by other potential underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated mutual fund or across multiple affiliated mutual funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser or Sub-Adviser.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as domestic and foreign (non-U.S.) economic growth and real or perceived adverse economic or political conditions throughout the world, including war, social unrest, natural disasters, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, tariffs, supply chain disruptions, sanctions, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. These events may lead to economic uncertainty, decreased economic activity, and increased market volatility. Given the interconnectedness of markets around the world, even if these events or conditions affect only a single or small number of issuers or countries, they may have disruptive effects across global economies and markets. The change in the presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally.

Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more asset classes, market segments or sectors of the economy than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Commodity Risk. Investing in commodities through commodity-linked ETFs and mutual funds may subject the Fund to potentially greater volatility than investments in traditional securities. The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and political developments in the U.S. and abroad.

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Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term and higher-rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent. The Fund could lose money if an issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligation on an investment held by the Fund.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. As a result, the Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value due to a less active market.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. An economic downturn or period of rising interest rates could adversely affect the value of these securities and the market for these securities and reduce the liquidity of the securities.

Large-Cap-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies, also, may not be able to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small-Cap and Mid-Cap-Sized Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Summary Prospectus	6	North Square Tactical Allocation Fund

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of Class I shares of the Fund compare with the average annual total returns of a broad-based market index as well as to a benchmark that the Fund’s investment adviser believes is representative of the Fund’s investment universe. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Stadion Tactical Growth Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2026 was 8.96%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	11.00%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-11.31%	Quarter ended 06/30/2022

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	5 Years	10 Years
Class I - Return Before Taxes	14.68%	8.28%	8.86%
Class I - Return After Taxes on Distributions	14.33%	7.35%	8.20%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	8.94%	6.27%	7.06%
Class A - Return Before Taxes	7.75%	6.74%	7.94%
Class C - Return Before Taxes	12.48%	7.22%	7.78%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)[1]	17.15%	13.15%	14.29%
Morningstar Moderately Aggressive Target Risk Index (reflects no deduction for fees, expenses or taxes)[2]	18.44%	7.94%	9.59%

[1]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commission or other expense of investing.
[2]	The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets. This index does not incorporate Environmental, Social, or Governance (ESG) criteria. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commission or other expense of investing.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary from returns shown for Class I shares to the extent that each class has different expenses.

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser. CSM Advisors, LLC, an affiliate of, and under common control with, the Adviser, serves as the Fund’s investment sub-adviser.

Portfolio Managers

The Sub-Adviser’s portfolio management team is comprised of Paul M. Frank, Senior Portfolio Manager, Brad A. Thompson, CFA, Director and Clayton Wilkin, CFA, Portfolio Manager who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Paul M. Frank has been a portfolio manager of the Predecessor Fund since its predecessor fund’s inception in 2004. Brad A. Thompson has been a portfolio manager of the Predecessor Fund since 2013. Clayton Wilkin became a portfolio manager of the Predecessor Fund in 2019.

Purchase and Sale of Fund Shares

Currently, the Fund offers Class A shares, Class C shares and Class I shares. To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
All Accounts	$1,000	$100
Class C
All Accounts	$1,000	$100
Class I
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	8	North Square Tactical Allocation Fund